EXHIBIT 10.6

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this __ day of __________________, 2006, by and among Europa Trade Agency Ltd., a Nevada corporation (the "Company"), Ironclad Performance Wear Corporation, a California corporation and upon the Closing Date (as defined below) a wholly owned subsidiary of the Company ("Ironclad") and the undersigned (the "Subscriber").

         WHEREAS, the Company, the Company's wholly-owned subsidiary, Ironclad Merger Corporation, and Ironclad are parties to a certain Agreement and Plan of Merger dated as of _________, 2006 (the "Merger Agreement"), pursuant to which a newly organized, wholly owned subsidiary of the Company will merge with and into Ironclad, Ironclad will become a wholly owned subsidiary of the Company, and the existing Ironclad stockholders will obtain majority ownership and control of the Company (the "Merger"). Immediately after the effective time of the Merger (the "Closing Date"), the Company will change its name to Ironclad Performance Wear Corporation and will assume, through Ironclad, its business and operations.

         WHEREAS, as a condition to the closing of the Merger, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the "Offering") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), of Units (the "Units") consisting of (i) one (1) share of the Company's common stock, par value $0.001 per share ("Common Stock"), and (ii) three-quarter (3/4) of a five (5) year warrant to purchase one (1) share of the Company's Common Stock at an initial exercise price of $1.00 per share (the "Warrants" and the Common Stock issuable upon the exercise of the Warrants the "Warrant Shares"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.       SUBSCRIPTION PROCEDURE

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $0.75 per Unit (the "Purchase Price"). The Company agrees to sell such Units to the Subscriber for the Purchase Price.

         1.2 The subscription period will begin as of March 8, 2006 and will terminate (if the Closing Date has not earlier occurred) at 5:00 PM Eastern Standard Time on April 30, 2006, unless extended by for up to an additional 90 days (the "Termination Date"). The Units will be offered on a "best efforts" basis as more particularly set forth in the Confidential Private


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                  Placement  Memorandum  dated  March  2006 and any  supplements thereto (the "Offering Memorandum"). The minimum dollar amount of Units that may be purchased by the Subscriber is $30,000 unless Ironclad and the Company waive the requirement. The consummation of the Offering is subject to the satisfaction of a number of conditions, as further described in the Offering Memorandum, one or more of which conditions may not occur.

         1.3 Placement of Units will be made by Brean Murray, Carret & Co., and GP Group, LLC, an affiliate of Gemini Partners, Inc. (the "Placement Agents"), each of whom will receive certain compensation therefor as provided in their Engagement Agreements, which are more fully described in the Offering Memorandum.

         1.4 The Purchase Price will be placed in escrow pursuant to an escrow agreement by and among the Placement Agents, the Company and American Stock Transfer Corporation as escrow agent (the "Escrow Agreement"), and shall be paid over to the Company at the closing of the purchase of the Units in the Offering (the "Closing") to occur on the Closing Date.

         1.5 The certificates for the Common Stock together with the accompanying Warrants bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

         1.6 The Purchase Price for the Units purchased hereunder shall be paid by certified check, payable to American Stock Transfer Corporation, as escrow agent, or by wire transfer to American Stock Transfer Corporation pursuant to the following instructions:

                  Bank Name:                JP Morgan Chase Bank
                  ABA Routing No.:          021-000-021
                  Account No.               323-213251
                  Account Name:             American Stock Transfer & Trust
                                            Company - as agent for Ironclad
                                            Performance Wear Corporation

         1.7 The Company and/or Ironclad may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.       REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

         2.1 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the securities comprising the Units is extremely limited; (v) an investor could sustain the loss of his entire investment; and
                  (vi) the Company is


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                  and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company's business and the business and operations of Ironclad, and the industries and markets in which the Company will compete, as well as risks associated with the Offering, the Merger and the other transactions contemplated herein, in the Offering Memorandum and in the Merger Agreement, all as more fully set forth herein and in the Offering Memorandum. For the avoidance of doubt, all references to the Company in this Section 2.1 include the Company's business and operations after it acquires the business and operations of Ironclad through the Merger.

         2.2 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, the form of which is attached hereto as EXHIBIT A, and that he or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company and Ironclad to access the Subscriber's eligibility for the Offering.

         2.3 The Subscriber acknowledges that he has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or Ironclad both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

         2.4 The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, the Common Stock Purchase Warrant and the attachments hereto and thereto (collectively, the "Offering Documents") and hereby represents that he has been furnished or given access by the Company or Ironclad during the course of this Offering with or to all information regarding the Company and Ironclad and their respective financial conditions and results of operations which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and Ironclad concerning the terms and conditions of the Offering, and any additional information which he had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Units.

         2.5 The Subscriber acknowledges that this Offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

         2.6 The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission ("SEC") because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Units are being


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                  purchased  for his own  account,  for  investment  and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company's request, the Company receives an opinion of counsel reasonably satisfactory to the Company
                  confirming  that  an  exemption  from  such   registration  is
                  available for such sale or transfer.

         2.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

         2.8 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. Except as specifically set forth in SECTION 4.10 hereof, the Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state "blue sky" laws or any applicable securities laws of any other country, province or jurisdiction (collectively, "Securities Laws"). The Subscriber agrees to hold the Company, Ironclad and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

         2.9 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Units and the Common Stock or Warrants included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and are subject to the terms of this Subscription Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof.

         2.10 The Subscriber understands that the Company and Ironclad will review this Subscription Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company and Ironclad are hereby given authority by the undersigned to call his bank or place of employment. The Subscriber further authorizes the Company and Ironclad to review the financial standing of the Subscriber; and the Subscriber agrees


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                  that the Company and Ironclad reserve the  unrestricted  right to reject or limit any subscription and to close the offer at any time.

         2.11 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

         2.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

         2.13 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or Ironclad or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents.

         2.14 The Subscriber agrees that he will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

         2.15 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

         2.16 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or issuable upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

         2.17 The undersigned hereby covenants and agrees that neither it nor any of its affiliates has or will have an open position (e.g., short sale) in the Common Stock or any


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                  Warrant Shares prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Common Stock or Warrant Shares being registered in the Registration Statement. The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of Section 5 of the Act.

         2.18 The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber's legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company's securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company, Ironclad and their respective officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber's breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company, Ironclad or their respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

         2.19 The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

3.       REPRESENTATIONS BY THE COMPANY AND IRONCLAD

                  Except as set forth in the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "SEC Reports"), each of the Company and, as applicable, Ironclad severally represent and warrant to the Subscriber that:

         3.1 ORGANIZATION AND AUTHORITY. The Company and Ironclad, and each of their respective subsidiaries, (i) is a corporation validly existing and in good standing under the


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                  laws of the  jurisdiction of its  incorporation,  (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

         3.2 QUALIFICATIONS. The Company and Ironclad, and each of their respective subsidiaries, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Merger), taken as a whole.

         3.3 CAPITALIZATION OF THE COMPANY. Immediately after the effective time of the Merger (but before the closing of this Offering), the authorized capital stock of the Company will consist of 172,744,750 shares of Common Stock, $0.001 par value per share. Of the authorized capital stock of the Company, immediately after the effective time of the Merger (but before the closing of this Offering), there will be outstanding 19,858,404 shares of Common Stock, options to purchase an aggregate of 2,588,314 shares of Common Stock, and warrants to purchase an aggregate of 2,817,416 shares of Common Stock, including warrants to be issued by the Company to certain Ironclad investors upon consummation of the Merger, but excluding any warrants to be issued to the Placement Agents as described in the Offering Documents. Except as a result of the purchase and sale of the Units, as contemplated in the Merger Agreement or as disclosed in the SEC Reports or the Offering Documents, there are no additional outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as described in the Offering Documents, the issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The shares of the Company's capital stock outstanding immediately after the effective time of the Merger (but before the closing of the Offering) are or will be duly authorized and validly issued and are or will be fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below), except as contemplated by the Merger Agreement and as described in the Offering Documents. The Common Stock and the Warrants to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Subscription Agreement, the Common Stock will be duly and


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                  validly issued, fully paid and non-assessable, and the Warrant
                  Shares, when issued upon exercise of the Warrants in exchange for the payment in full of the exercise price for such Warrant Share therein specified, will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the NASD OTC Bulletin Board, the Company and the Common Stock meets the criteria for continued quotation and trading on the OTC Bulletin Board, and no suspension of trading in the Common Stock is in effect.

         3.4 CORPORATE AUTHORIZATION. The Offering Documents have been duly and validly authorized by the Company and Ironclad. This Subscription Agreement, assuming due execution and delivery by the Subscriber, and the Warrants, when the Subscription Agreement and the Warrants are executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

         3.5 NON-CONTRAVENTION. The execution and delivery of the Offering Documents by the Company and Ironclad, the issuance of the Units as contemplated by the Offering Documents and the completion by the Company and Ironclad of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or Ironclad or their respective subsidiaries, (ii) conflict with or result in a breach by Ironclad or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Ironclad or its subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which Ironclad or any of its subsidiaries is a party or by which Ironclad or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of Ironclad and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of Ironclad to perform their obligations under, the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Ironclad or any of its subsidiaries or any of its properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Ironclad and its subsidiaries (after the effective time of the Merger), taken as a whole, or the validity or enforceability of, or the ability of the Company or Ironclad to perform its obligations under, the Offering Documents, or
                  (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for Ironclad or its subsidiaries (after the effective time of the Merger) to own or lease and operate any of its properties and to conduct any of its business or the ability of Ironclad or its subsidiaries to make use thereof.

         3.6 INFORMATION PROVIDED. The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum, the SEC Reports and any other document provided by the Company (or the Company's authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states. Ironclad hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum and any other document provided by Ironclad (or Ironclad's authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         3.7 ABSENCE OF CERTAIN PROCEEDINGS. Ironclad is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting Ironclad or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or Ironclad, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company or Ironclad to perform its obligations under, the Offering Documents; and to the Company's and Ironclad's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving Ironclad or any of its current or former directors or officers.

         3.8 COMPLIANCE WITH LAW. Neither Ironclad nor any of its subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of Ironclad or any of its subsidiaries (after the effective time of the Merger), taken as a whole; and to the knowledge of Ironclad there is no pending investigation that would reasonably be expected to lead to such a claim.

         3.9 TAX MATTERS. Ironclad and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to Ironclad or any of its subsidiaries which has had (nor does Ironclad or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to Ironclad or any of its subsidiaries, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of Ironclad or any of its subsidiaries (after the effective time of the Merger), taken as a whole.

4.       REGISTRATION RIGHTS

         4.1 REGISTRATION REQUIREMENT. Subject to the terms and limitations hereof, the Company shall file a registration statement on Form SB-2 or other appropriate registration document under the Act (the "Registration Statement") for resale of the Common Stock and the Warrant Shares (the "Registrable Securities") and shall use its reasonable best efforts to maintain the Registration Statement effective for a period of twenty-four
                  (24) months at the Company's expense (the "Effectiveness Period"). The Company shall file such Registration Statement no later than forty five (45) days after the Closing Date (the "Registration Filing Date"), and shall use reasonable best efforts to cause such Registration Statement to become effective within one hundred and fifty (150) days after the Closing Date. Subject to the conditions and limitations hereof, including the limitations set forth in Section 4.2, the Company's failure to satisfy the obligations specified in the immediately preceding sentence shall require the Company to make a cash payment, as liquidated damages, to the Subscriber of 0.0333% of the Purchase Price of the Units sold to the Subscriber under this Subscription Agreement for each business day of such failure. For the avoidance of doubt, any right to receive such cash payment shall be Subscriber's sole and exclusive remedy for the failure of the Company to satisfy the obligations under this Section 4.1.

         4.2 LIMITATION TO REGISTRATION REQUIREMENT. Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Potential Material Event (defined below) pursuant to Section 4.6 hereof.

         4.3 EXPENSES OF REGISTRATION. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Subscription Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

         4.4      INDEMNIFICATION.

                  (a) To the extent permitted by law the Company will indemnify each Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of Section 4.4(c) below, will reimburse each such Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) such Subscriber or underwriter, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of the Subscriber or underwriter to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs  in  reliance  upon  and  in  conformity  with
                           written information furnished expressly for use in connection with such registration by the Subscriber, any such partner, officer, director, employee, agent or controlling person of such Subscriber, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Subscription Agreement.

                  (b) To the extent permitted by law, each Subscriber whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Subscriber and each of their officers, directors, partners, agents and employees, and each person controlling such Subscriber, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Subscribers, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Subscriber; PROVIDED, HOWEVER, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that the obligations of any
                           Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         4.5 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The Registrable Securities, and any related benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the Subscriber under this Subscription Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

         4.6      REGISTRATION  PROCEDURES.  In the  case  of  the  registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

                  (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

                  (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

                  (c) Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-
                           effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

                  (d) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

                  (e) Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

                  (f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

                  (g) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a "Potential Material Event"), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; PROVIDED, that the Company may not so suspend the right of Subscriber for more than 120 days during any 12 month period.

         4.7 STATEMENT OF BENEFICIAL OWNERSHIP. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber's Registrable Securities. The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber's shares of Common Stock (including such shares into which the Warrants are exercisable) from the Registration Statement in the event that the Subscriber fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by law or the SEC.

         4.8 COMPLIANCE. Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Act as applicable to such Subscriber in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

         4.9 PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its Common Stock, other than an offering of securities issued pursuant to a Strategic Issuance (as defined below) and other than a Form S-4 or Form S-8 registration statement (each as promulgated under the Act or their then equivalents relating to equity securities to be issued solely in connection with any business combination transaction, acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Subscriber (together with any other holders of its Common Stock or Warrants possessing "piggyback registration rights" comparable to those granted to the Subscriber hereunder ("Rightsholders")) written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144(k) promulgated under the Act; and provided further that the Company may, without the consent of the Subscriber, withdraw such registration statement before its becoming effective if the Company or other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereunder. If the registration statement is being filed for an underwritten public offering, the Subscriber must timely execute and deliver the usual and customary agreement among the Company, such Subscriber and the underwriters relating to the registration; If the registration statement is being filed for an underwritten offer and sale by the Company of securities for its own account and the managing underwriters advise the Company in writing that in their opinion the offering contemplated by the registration statement cannot be successfully completed if the Company were to also register the Registrable Securities of the Subscriber requested to be included in such registration statement, then the Company will include in the registration: (i) first, any securities the Company proposes to sell, (ii) second, any securities of any person whose securities are being registered as a result of the exercise of a demand registration right, and (iii) third, that portion of the aggregate number of shares being requested for inclusion in the registration statement by (X) the Subscriber and (Y) all other Rightsholders, which in the opinion of such managing underwriters can successfully be sold, such number of shares to be taken PRO RATA from the Rightsholders on the basis of the total number of shares being requested for inclusion in the registration statement by each Rightsholder. "Strategic Issuance" shall mean an issuance of securities: (i) in connection with a "corporate partnering" transaction or a "strategic alliance" (as determined by the Board of Directors of the Company in good faith); (ii) in connection with any financing transaction in respect of which the Company is a borrower; or (iii) to a vendor, lessor, lender, or customer of the Company, or a research, manufacturing or other commercial collaborator of the Company, in a transaction approved by the Board of Directors, provided in any case, that such issuance is not being made primarily for the purpose of avoiding compliance with this Subscription Agreement.

         4.10 REPORTING COVENANT. So long as any Warrant has not been exercised and so long as the Company is subject to the reporting obligations under the Exchange Act, the Company covenants to file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Warrant has not been exercised, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for each Subscriber to sell the Registrable Securities; PROVIDED, HOWEVER, that the Company shall have no such obligation to furnish and make publicly available such information to the extent that the Registrable Securities are eligible for sale pursuant to Rule 144(k).

5.       MISCELLANEOUS

         5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Ironclad Performance Wear Corporation, 1111 East El Seugndo Blvd., El Segundo, Calfironia 90245, Attention: Ed Jaeger, President, with a copy to (which shall not constitute notice) Stubbs, Alderton & Markiles, LLP, 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403,
                  Attention: Scott Alderton, Esq., and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three
                  (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         5.2 This Subscription Agreement may be amended through a written instrument signed by the Subscriber, Ironclad and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

         5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

         5.5 This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company and Ironclad unless and until it is accepted by the Company and Ironclad. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the

                  Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

         5.10 The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the "Other Subscribers"), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber's rights, including without limitation the rights arising out of this Subscription
                  Agreement,  and  it  shall  not be  necessary  for  any  Other
                  Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a "group" (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Subscription Agreement or purchasing the Units or acquiring, disposing of or voting any of the underlying shares of Common Stock or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.



                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


-----------------------------------       ------------------------------------
Signature of Subscriber                   Signature of Co-Subscriber

-----------------------------------       ------------------------------------
Name of Subscriber                        Name of Co-Subscriber
[please print]

-----------------------------------       ------------------------------------
Address of Subscriber                     Address of Co-Subscriber

-----------------------------------       ------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Subscriber       Identification Number of Co-Subscriber



------------------------------
Number of Units Subscribed For



Subscription Agreed to and Accepted

EUROPA TRADE AGENCY LTD.                  IRONCLAD PERFORMANCE WEAR CORPORATION



By:                                       By:
   --------------------------------          ----------------------------------
Name:                                     Name:
     ------------------------------            --------------------------------
Title:                                    Title:
      -----------------------------             -------------------------------